                                                                   Exhibit 10.23

                              FOURTH AMENDMENT TO
                      LETTER OF CREDIT FACILITY AGREEMENT

     THIS FOURTH AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT, dated as of September 24, 1999 (this "Amendment"), among SPIEGEL, INC., a Delaware corporation (the "Company"), Bank of America, National Association (formerly known as Bank of America National Trust and Savings Association) ("Bank of America"); THE BANK OF NEW YORK ("BONY"); THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("HKSB"); ABN AMRO BANK N.V., acting through its Chicago Branch ("ABN") and any other financial institution from time to time party thereto (collectively, the "Banks" and, individually, a "Bank"), and NT&SA, as agent, for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Company, the Agent and the Banks entered into that certain Letter of Credit Facility Agreement, dated as of September 27, 1996 as amended from time to time (the "Existing Agreement"); and

     WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") as provided in this Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 AMENDMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined in Section 2 of this Amendment), the
                                        ---------
Existing Agreement shall be amended in accordance with this Section 1.
                                                            ---------

     SECTION 1.1 Section 1.01 is hereby amended by deleting the definition of the "Revolving Credit Agreement" and substituting:

             "Revolving Credit Agreement" means that certain First Amended
              --------------------------
             and Restated Revolving Credit Agreement, dated July 27, 1999 as may be amended from time to time, among the Company, various financial institutions as lenders and Deutsche Bank AG New York Branch as the Administrative Agent."

     SECTION 1.2. Section 1.01 of the Existing Agreement is amended by deleting "September 24, 1999" where it appears in the definition of "Termination
Date" and inserting "September 22, 2000".

     SECTION 1.3 Section 2.01(b)(iii) is hereby deleted and the following
Section 2.01(b)(iii) shall be substituted:

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             "(iii) the expiry date of any requested Letter of Credit is more than 180 days after the date of Issuance, provided, however, that up to $20,000,000 of Letters of Credit may expire up to 364 days after the date of Issuance; or"

     SECTION 2 EFFECTIVENESS. The amendment set forth in Section 1 above shall
                                                         ---------
become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") when the Agent and the Company shall have
 ------------------------
received counterparts of this Amendment executed on behalf of the Company and the Required Banks.

     SECTION 3 REPRESENTATIONS AND WARRANTIES.

     SECTION 3.1. In order to further induce the Banks to agree to amend the Existing Agreement, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

     (a)     No event of Default has occurred and is continuing; and

     (b)     Each of the representations and warranties set forth in
             Article V of the Existing Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 2 above) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case, such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Existing Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     SECTION 4 MISCELLANEOUS PROVISIONS.

     SECTION 4.1 Severability. Any provision of this Amendment or any other
                 ------------
Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction

     SECTION 4.2 Execution in Counterparts; Notice. This Amendment may be
                 ---------------------------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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     SECTION 4.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE
                 -------------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE BANK. This Amendment, the Amended Agreement, the Subsidiary L/C Guaranty and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter of hereof and supersede any prior agreements, written or oral, with respect thereto and except as amended hereby remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 4.4 Reference to Existing Agreement. On and after the Amendment
                 -------------------------------
Effective Date, each reference in the "herein" or words of like import, and each reference to the Existing Agreement in any Subsidiary L/C Guaranty, L/C-Related Document or in any other Credit Document, or other agreements, documents or instruments executed and delivered pursuant to the Existing Agreement, shall be deeded a reference to the Amended Agreement.

     SECTION 4.5 Successor and Assigns. This Amendment shall be binding upon
                 ---------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or
                        --------  -------
transfer its rights or obligations hereunder without the prior written consent of the Agent and each Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the day and year first above written.

                                      SPIEGEL, INC.

                                      By: /s/ JOHN R. STEELE
                                          -------------------------------------
                            Name Printed:         JOHN R. STEELE
                                          -------------------------------------
                                   Title:            Treasurer
                                          -------------------------------------

                                                      BANK OF AMERICA, NATIONAL
                                                          ASSOCIATION, as Agent

                                      By: _____________________________________
                            Name Printed: _____________________________________
                                   Title: _____________________________________

                                                      BANK OF AMERICA, NATIONAL
                                                         ASSOCIATION, as a Bank

                                       By:_____________________________________
                            Name Printed: _____________________________________
                                   Title: _____________________________________

                                                           THE BANK OF NEW YORK

                                      By: _____________________________________
                             Name Printed:_____________________________________
                                   Title: _____________________________________

                                                      THE HONGKONG AND SHANGHAI
                                                    BANKING CORPORATION LIMITED

                                      By: _____________________________________
                            Name Printed: _____________________________________
                                   Title: _____________________________________

                                                             ABN AMRO BANK N.V.

                                      By: _____________________________________
                            Name Printed: _____________________________________
                                   Title: _____________________________________

                                      By: _____________________________________
                            Name Printed: _____________________________________
                                   Title: _____________________________________

                                      SPIEGEL, INC.

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as Agent

                                      By: /s/ BRIDGET A. GARAVALIA
                                          -------------------------------------
                                         Name Printed: BRIDGET A. GARAVALIA
                                                       ------------------------
                                         Title:         Managing Director
                                                -------------------------------

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as a Bank

                                      By: /s/ BRIDGET A. GARAVALIA
                                          -------------------------------------
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      THE BANK OF NEW YORK

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      THE HONGKONG AND SHANGHAI
                                      BANKING CORPORATION LIMITED

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      ABN AMRO BANK N.V., CHICAGO BRANCH

                                      BY: ABN AMRO NORTH AMERICA, INC., as
                                           Agent

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      SPIEGEL, INC.

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as Agent

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as a Bank

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      THE BANK OF NEW YORK

                                      By: /s/ Michael XXXXXX
                                          -------------------------------------
                                         Name Printed:  Michael XXXXXX
                                                    ---------------------------
                                         Title:  [6X] President
                                                -------------------------------

                                      THE HONGKONG AND SHANGHAI
                                      BANKING CORPORATION LIMITED

                                       By: ____________________________________
                                          Name Printed: _______________________
                                          Title: ______________________________

                                      ABN AMRO BANK N.V., CHICAGO BRANCH

                                      BY: ABN AMRO NORTH AMERICA, INC., as
                                           Agent

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      SPIEGEL. INC.

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as Agent

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as a Bank

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      THE BANK OF NEW YORK

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      THE HONGKONG AND SHANGHAI
                                      BANKING CORPORATION LIMITED

                                      By: /s/ Simon H Vaughan-Johnson
                                          -------------------------------------
                                         Name Printed: Simon H Vaughan-Johnson
                                                       ------------------------
                                         Title: Senior Corporate Relationship
                                                -------------------------------
                                                Manager

                                    ABN AMRO BANK N.V., CHICAGO BRANCH

                                    BY: ABN AMRO NORTH AMERICA, INC., as
                                         Agent

                                    By: _______________________________________
                                       Name Printed: __________________________
                                       Title: _________________________________

                                    By: _______________________________________
                                       Name Printed: __________________________
                                       Title: _________________________________

                                      SPIEGEL, INC.

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as Agent

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as a Bank

                                      By: _____________________________________
                                         Name Printed: ________________________
                                         Title: _______________________________

                                     THE BANK OF NEW YORK

                                     By: ______________________________________
                                        Name Printed: _________________________
                                        Title: ________________________________

                                     THE HONGKONG AND SHANGHAI
                                     BANKING CORPORATION LIMITED

                                     By: ______________________________________
                                        Name Printed: _________________________
                                        Title: ________________________________

                                   ABN AMRO BANK N.V.

                                     By: /s/ BRIAN M. SHARPE
                                         --------------------------------------
                                        Name Printed:   BRIAN M. SHARPE
                                                      -------------------------
                                        Title:          Vice President
                                               --------------------------------

                                     By:  /s/ JOHN E. ROBERTSON
                                         --------------------------------------
                                        Name Printed: JOHN E. ROBERTSON
                                                      -------------------------
                                        Title:         VICE PRESIDENT
                                               --------------------------------